Health Care Trust	Series 01A [ 1/24/2001 - Current Offering ] | cusip: 294712161
Fund Overview
As of February 7, 2001
Closing NAV: 1.00132	Previous Close: 0.99588	Change: +0.00544	% Change: +0.54625%

The Objective:
The Trust seeks capital appreciation by investing in a selection of stocks drawn primarily from the medical technology, biotechnology and pharmaceutical sectors of the health-care industry.

The Strategy:
Health Care Trust stocks are screened for market capitalization, sales, assets and net worth. The Trust generally holds its stocks for a two-year period. Each stock is reviewed regularly, however, and can be sold in the event of a significant adverse development. At the end of two years, we intend to reapply the selection process to create a new Portfolio. You can choose to roll your proceeds into the new Portfolio, if available, or redeem your investment.

Offered By: This portfolio is offered by Merrill Lynch (HCS01A), Morgan Stanley Dean Witter (BIORX01A); Special Dealer - PaineWebber (HCS01A).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Wednesday, February 07, 2001
Security	Symbol	Price	% of Portfolio
Teva Pharmaceutical Industries Limited	TEVA	51.38	3.74
Elan Corporation Plc	ELN	54.00	3.63
Serono SA	SRA	20.35	3.53
Waters Corporation	WAT	74.49	3.34
Baxter International, Inc.	BAX	87.95	3.20
Pharmacia Corporation	PHA	56.13	3.15
United Health Group Inc.	UNH	61.87	3.12
Pfizer, Inc.	PFE	44.50	3.12
Stryker Corporation	SYK	47.50	3.06
Allergan, Inc.	AGN	83.70	3.05
Cardinal Health, Inc.	CAH	97.75	3.01
Biogen, Inc.	BGEN	66.75	2.99
Forest Laboratories Inc.	FRX	70.95	2.98
Merck & Company, Inc.	MRK	81.85	2.98
King Pharmaceuticals, Inc.	KG	46.12	2.97
Biomet Inc.	BMET	37.88	2.97
Amgen, Inc.	AMGN	70.63	2.97
Dentsply International Inc.	XRAY	36.31	2.95
Johnson & Johnson	JNJ	94.90	2.92
MedImmune, Inc.	MEDI	41.13	2.88
Aventis S.A.	AVE	79.05	2.88
Eli Lilly and Company	LLY	78.95	2.88
Tenet Healthcare Corporation	THC	45.15	2.78
IDEC Pharmaceuticals Corporation	IDPH	58.13	2.77
Bristol-Myers Squibb Company	BMY	64.98	2.73
Schering-Plough Corporation	SGP	50.96	2.71
Medtronic, Inc.	MDT	50.75	2.70
Wellpoint Health Networks, Inc.	WLP	102.75	2.59
Abbott Laboratories	ABT	47.56	2.53
Genzyme Corporation	GENZ	86.44	2.42
Shire Pharmeceuticals Group PLC	SHPGY	56.31	2.37
Immunex Corporation	IMNX	30.13	2.36
Genentech, Inc.	DNA	61.50	2.24
Invitrogen Corporation	IVGN	73.38	2.06
Regeneration Technologies, Inc.	RTIX	14.75	1.41
Fees & Expenses
Defining Your Costs
You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge in six monthly installments of about $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of its two-year life ($30.00 total).

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% per year of net assets)	0.60%
Sales Charges	4.00%
Total Maximum Sales Charges (including creation and development fee)	4.60%

If you sell your units before the final deferred sales charge installment in either the first or second year, any remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Annual Operating Expenses (0.177% of net assets)	$1.75

Estimated Organization Costs	$1.05

Volume Purchase Discounts For larger purchases, the sales charges (excluding Creation and Development Fee) are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,000	0.25%
$250,000 to $999,999	0.00%
If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 2.25% of your investment.
*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a professionally selected and monitored portfolio whose risk is reduced by investing in equity securities of different issuers.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio is designed for investors who can assume the risks associated with equity investments, and generally is not appropriate for investors seeking capital preservation or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Healthcare stock prices can be extremely volatile.

There can be no assurance that this Portfolio will meet its objective.

This Portfolio is concentrated in the medical technology, biotechnology and pharmaceutical sectors, and should not be considered a complete investment program. These sectors are subject to risks including significant expenditures on research and development, FDA approval, pricing constraints and product liability, which could have an adverse impact on the performance of this Portfolio.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
One (1) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable Federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

The Chase Manhattan Bank
Unit Investment Trust Department
4 New York Plaza - 6th Floor
New York, New York 10004
1-800-323-1508

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | PaineWebber (Special Dealer)

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

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As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

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